                             TOYOTA MOTOR CREDIT CORPORATION
                Servicer's Certificate - Toyota Auto Lease Trust 1997-A
             Distribution Date of June 26, 2000 for the Collection Period
                           of May 1, 2000 through May 31, 2000



POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
 Aggregate Net Investment Value (ANIV)                                               1,231,231,519.20
 Discounted Principal Balance                                                        1,231,231,519.20
 Servicer Advance                                                                        2,825,418.78
 Servicer Payahead                                                                       1,580,862.05
 Number of Contracts                                                                           56,340
 Weighted Average Lease Rate                                                                     7.66%
 Weighted Average Remaining Term                                                                 35.8
 Servicing Fee Percentage                                                                        1.00%


POOL DATA - CURRENT MONTH
-------------------------
 Aggregate Net Investment Value                                                        462,573,013.40
 Discounted Principal Balance                                                          405,464,279.97
 Servicer Advances                                                                       2,359,149.98
 Servicer Pay Ahead Balance                                                              6,317,269.54
 Maturity Advances Outstanding                                                                     --
 Number of Current Contracts                                                                   27,069
 Weighted Average Lease Rate                                                                     7.78%
 Weighted Average Remaining Term                                                                  7.6


---------------------------------------------------------------------------------------------------------
RESERVE FUND:
 Initial Deposit Amount                                                                  30,780,787.98
 Specified Reserve Fund Percentage                                                               4.425%
 Specified Reserve Fund Amount                                                           54,481,994.72


                                                     Class A               Class B             Total
                                                     Amount                Amount              Amount
                                                     -------               -------             ------
 Beginning Balance                                49,931,129.87          1,227,656.25       51,158,786.12
 Withdrawal Amount                                 4,491,779.22                     -        4,491,779.22
 Cash Capital Contribution                                    -                                         -
 Transferor Excess                                   889,343.30                                889,343.30
                                                  -------------------------------------------------------
                                                  -------------------------------------------------------
 Reserve Fund Balance Prior to Release            46,328,693.95          1,227,656.25       47,556,350.20
 Specified Reserve Fund Balance                   53,254,338.47          1,227,656.25       54,481,994.72
                                                  -------------------------------------------------------
                                                  -------------------------------------------------------
 Release to Transferor                                        -                     -                   -
 Ending Reserve Fund Balance                      46,328,693.95          1,227,656.25       47,556,350.20
 Prior Cumulative Withdrawal Amount               12,835,633.81                     -       12,835,633.81
 Cumulative Withdrawal Amount                     17,327,413.03                     -       17,327,413.03
---------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                 VEHICLES
 Liquidated Contracts                                           95
                                                                --
 Discounted Principal Balance                                                            1,557,776.21
 Net Liquidation Proceeds                                                               (1,157,778.61)
 Recoveries - Previously Liquidated Contracts                                             (158,145.49)
                                                                                        --------------
 Aggregate Credit Losses for the Collection Period                                         241,852.11
                                                                                        =============
 Cumulative Credit Losses for all Periods                                               16,948,287.56
                                                                                        =============
 Repossessed in Current Period                                  44
                                                                --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                       Annualized Average
FOR EACH COLLECTION PERIOD:                                                    Charge-Off Rate
 Second Preceding Collection Period                                                             0.60%
 First Preceding Collection Period                                                              0.54%
 Current Collection Period                                                                      0.58%

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
CONDITION (i)i (CHARGE-OFF RATE)
 Three Month Average                                                                              0.57%
 Charge-off Rate Indicator ( > 1.25%)                                                 CONDITION NOT MET
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                    PERCENT     ACCOUNTS     PERCENT           ANIV
                                                         -------     --------     -------           ----
 31-60 Days Delinquent                                    3.77%        1021         3.56%      16,461,687.11
 61-90 Days Delinquent                                    0.40%         107         0.36%       1,682,822.59
 Over 90 Days Delinquent                                  0.06%          16         0.07%         314,708.15
                                                                      -----                    -------------
 Total Delinquencies                                                  1,144                    18,459,217.85
                                                                      =====                    =============

RATIO OF NUMBER OF CONTRACTS DELINQUENT
60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH
COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
 Second Preceding Collection Period                                                                     0.19%
 First Preceding Collection Period                                                                      0.38%
 Current Collection Period                                                                              0.45%

-------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                     0.34%
Delinquency Percentage Indicator ( > 1.25%)                                                 CONDITION NOT MET
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                        VEHICLES
 Matured Lease Vehicle Inventory Sold                                               2372            37,104,063.27
 Net Liquidation Proceeds                                                                          (32,346,580.78)
                                                                                                   --------------
 Net Residual Value (Gain) Loss                                                                      4,757,482.49
                                                                                                   ==============
 Cumulative Residual Value (Gain) Loss all periods                                                  29,536,135.35
                                                                                                   ==============

                                                        Average                      Average
                                          Number       Scheduled       Sale       Net Liquidation      Residual
MATURED VEHICLES SOLD FOR                  SOLD        MATURITIES      RATIO          PROCEEDS           VALUE
EACH COLLECTION PERIOD:                    ----        ----------     ------          --------           -----
 Second Preceding Collection Period        2,064          4,589        44.98%          14,122.18        15,877.09
 First Preceding Collection Period         2,129          5,496        38.74%          13,791.30        15,610.59
 Current Collection Period                 2,372          6,220        38.14%          13,636.84        15,704.39
 Three Month Average                                                                   13,839.52        15,728.27

 Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                           87.99%

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                    CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                AMOUNT/RATIO                 TEST MET?
                                                                    --------------                ---------
 a) Number of Vehicles Sold > 25% of Scheduled Maturities                 38.14%                    YES

 b) Number of Scheduled Maturities > 500                                  6,220                     YES

 c) 3 Month Average Matured Leased Vehicle Proceeds
    < 75% of Avg. Residual Values                                         87.99%                     NO

 Residual Value Indicator  (condition met if tests a, b and c = YES)                      CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

                             TOYOTA MOTOR CREDIT CORPORATION
                Servicer's Certificate - Toyota Auto Lease Trust 1997-A
             Distribution Date of June 26, 2000 for the Collection Period of
                            May 1, 2000 through May 31, 2000


                                                       CERTIFICATE BALANCE
                                                     -------------------------   CLASS A1     CLASS A2          CLASS A3
                                         TOTAL       PERCENT       BALANCE       BALANCE      BALANCE           BALANCE
                                     -------------   --------   --------------   --------   --------------   -------------
INTEREST:                                            98.00%
  Interest Collections                3,437,877.83
  Net Investment Income               1,501,832.10
  Non-recoverable Advances             (228,220.33)
                                     -------------
  Available Interest                  4,711,489.60                4,636,010.27      --        3,782,835.39      423,386.58
  Class A1, A2, A3 Notional          (3,830,614.58)              (3,830,614.58)     --       (3,439,583.33)    (391,031.25)
    Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest              --                          --      --                  --              --
    Shortfall
  Interest Accrual for Adjusted        (415,406.25)                (415,406.25)
    Class B Certificate Bal.
  Class B Interest Carryover                    --                          --
    Shortfall
  Servicer's Fee                       (443,380.53)                (432,953.85)
  Capped Expenses                       (32,441.31)                 (31,678.41)
  Interest Accrual on Class B.                  --                          --
    Cert. Prin. Loss Amt.
  Uncapped Expenses                             --                          --
                                     -------------                 -----------
  Total Unallocated Interest            (10,353.07)                 (74,642.82)
  Excess Interest to Transferor                 --                          --
                                     -------------                 -----------
    Net Interest Collections                    --                  (74,642.82)
      Available
                                     -------------
  INTEREST COLLECTIONS ALLOCATED TO  (4,881,768.66)
    LOSSES:
  ACCELERATED PRINCIPAL                         --
    DISTRIBUTION:
  DEPOSIT TO RESERVE FUND:              889,343.30
  WITHDRAWAL FROM RESERVE FUND:       4,491,779.22
  REIMBURSEMENT/DEPOSIT FROM          1,289,685.81
    TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE     3,602,435.92
    FUND:
PRINCIPAL:
  Current Loss Amount                (4,999,334.60)              (4,881,768.66)     --       (4,881,768.66)             --
  Loss Reimbursement from               464,632.26                  464,632.26      --          464,632.26              --
    Transferor
  Loss Reimbursement from Reserve     4,417,136.40                4,417,136.40      --        4,417,136.40              --
    Fund
                                     -------------              --------------      --      --------------   -------------
    Total                              (117,565.94)                         --      --                  --              --
CLASS A CERTIFICATE PRINCIPAL LOSS
  AMOUNTS
  Beginning Balance                             --
  Current increase (decrease)                   --
                                     -------------
  Ending Balance                                --
CLASS A INTEREST SUBORDINATED
  Beginning Balance                             --
  Current increase (decrease)                   --
                                     -------------
  Ending Balance                                --
CLASS B CERTIFICATE PRINCIPAL LOSS
  AMOUNTS
  Beginning Balance                             --
  Current increase (decrease)                   --
                                     -------------
  Ending Balance                                --
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                             --
  Current increase (decrease)                   --
                                     -------------
  Ending Balance                                --
PRINCIPAL
  DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                 --                          --      --                  --              --
  Allocations - Current Period       68,076,373.19               68,076,373.19      --       68,076,373.19              --
  Allocations - Accelerated                     --                          --      --                  --              --
    Principal Distribution
  Allocations - Not Disbursed       277,055,374.86              277,055,374.86      --      277,055,374.86              --
    Beginning of Period
  Allocations - Not Disbursed End   345,131,748.05              345,131,748.05      --      345,131,748.05              --
    of Period
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                 --                          --      --                  --              --
  Allocations - Current Period        4,246,020.83                4,246,020.83      --        3,439,583.33      391,031.25
  Allocations - Not Disbursed         8,492,041.66                8,492,041.66      --        6,879,166.66      782,062.50
    Beginning of Period
  Allocations - Not Disbursed End    12,738,062.49               12,738,062.49      --       10,318,749.99    1,173,093.75
    of Period
DUE TO TRUST - CURRENT PERIOD: -
  Total Deposit to/(Withdrawal       (3,602,435.92)
    from) Reserve Fund
  Due To Trust                       70,820,561.92               70,820,561.92      --       70,290,509.79      253,875.48
                                     -------------    -----     --------------      --      --------------   -------------
    Total Due To Trust               67,218,126.00               70,820,561.92      --       70,290,509.79      253,875.48

                                                          TRANSFEROR INTEREST
                                       CLASS B       -----------------------------
                                       BALANCE        INTEREST        PRINCIPAL
                                     -------------   -------------   -------------
INTEREST:                                                    2.00%

  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                    429,788.30         75,479.33
  Class A1, A2, A3 Notional
    Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest
    Shortfall
  Interest Accrual for Adjusted        (415,406.25)
    Class B Certificate Bal.
  Class B Interest Carryover                    --
    Shortfall
  Servicer's Fee                                          (10,426.68)
  Capped Expenses                                            (762.90)
  Interest Accrual on Class B.                  --
    Cert. Prin. Loss Amt.
  Uncapped Expenses                                              --
                                                       -------------
  Total Unallocated Interest                               64,289.75
  Excess Interest to Transferor                                   --
                                                       -------------
    Net Interest Collections                               64,289.75
      Available
  INTEREST COLLECTIONS ALLOCATED TO
    LOSSES:                                            (4,881,768.66)
  ACCELERATED PRINCIPAL
    DISTRIBUTION:                                                 --
                                                       -------------
  DEPOSIT TO RESERVE FUND:                             (4,817,478.91)
                                                       -------------
  WITHDRAWAL FROM RESERVE FUND
  REIMBURSEMENT/DEPOSIT FROM
    TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE
    FUND:
PRINCIPAL:
  Current Loss Amount                           --                     (117,565.94)
  Loss Reimbursement from
    Transferor                                  --     (464,632.26)
  Loss Reimbursement from Reserve
    Fund                                        --
                                     -------------     ------------    ------------
    Total                                       --                     (117,565.94)
CLASS A CERTIFICATE PRINCIPAL LOSS
  AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS
  AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL
  DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                 --                              --
  Allocations - Current Period                  --
  Allocations - Accelerated                     --
    Principal Distribution
  Allocations - Not Disbursed                   --
    Beginning of Period
  Allocations - Not Disbursed End               --
    of Period
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                 --              --
  Allocations - Current Period          415,406.25
  Allocations - Not Disbursed           830,812.50
    Beginning of Period
  Allocations - Not Disbursed End     1,246,218.75
    of Period
DUE TO TRUST - CURRENT PERIOD: -
  Total Deposit to/(Withdrawal
    from) Reserve Fund
  Due To Trust                          276,176.65              --              --
                                     -------------   -------------   -------------
    Total Due To Trust                  276,176.65              --              --

                             TOYOTA MOTOR CREDIT CORPORATION
                Servicer's Certificate - Toyota Auto Lease Trust 1997-A
             Distribution Date of June 26, 2000 for the Collection Period of
                            May 1, 2000 through May 31, 2000


                                                                                       CERTIFICATE BALANCE       CLASS A1
                                                                                   ---------------------------   --------
                                                                    TOTAL          PERCENT        BALANCE        PERCENT
                                                              ------------------   --------   ----------------   --------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)                         1,231,231,519.20
  Discounted Principal Balance                                  1,231,231,519.20
  Initial Notional/Certificate Balance                                        --   100.00%    1,206,600,000.00   33.98%
  Percent of ANIV                                                                                        98.00%
  Certificate Factor                                                                                 1.0000000
  Notional/Certificate Rate
  Target Maturity Date
  Servicer Advance                                                  2,825,418.78
  Servicer Payahead                                                 1,580,862.05
  Number of Contracts                                                     56,340
  Weighted Average Lease Rate                                               7.66%
  Weighted Average Remaining Term                                           35.8
  Servicing Fee Percentage                                                 1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value                                  532,056,638.34
  Discounted Principal Balance                                    484,327,889.74
  Notional/Certificate Balance                                                                  796,600,000.00
  Adjusted Notional/Certificate Balance                                                         519,544,625.14
  Percent of ANIV                                                                                        97.65%
  Certificate Factor                                                                                 1.0000000
  Servicer Advances                                                 2,879,684.00
  Servicer Pay Ahead Balance                                        3,508,815.37
  Maturity Advances Outstanding                                               --
  Number of Current Contracts                                             31,156
  Weighted Average Lease Rate                                               7.74%
  Weighted Average Remaining Term                                            7.7

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                                  462,573,013.40
  Discounted Principal Balance                                    405,464,279.97
  Notional/Certificate Balance                                                                  796,600,000.00
  Adjusted Notional/Certificate Balance                                                         451,468,251.95
  Percent of ANIV                                                                                        97.60%
  Certificate Factor                                                                                 1.0000000
  Servicer Advances                                                 2,359,149.98
  Servicer Pay Ahead Balance                                        6,317,269.54
  Maturity Advances Outstanding                                               --
  Number of Current Contracts                                             27,069
  Weighted Average Lease Rate                                               7.78%
  Weighted Average Remaining Term                                            7.6
  Prior Certificate Interest Payment Date                         March 27, 2000
  Next Certificate Interest Payment Date                      September 25, 2000


                                                                 CLASS A1
                                                              ------------------   -----------------------------
                                                                   BALANCE         PERCENT         BALANCE
                                                              ------------------   --------   ------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance                            410,000,000.00   53.87%         650,000,000.00
  Percent of ANIV                                                          33.30%                          52.79%
  Certificate Factor                                                   1.0000000                       1.0000000
  Notional/Certificate Rate                                               6.2000%                         6.3500%
  Target Maturity Date                                        September 27, 1999              September 25, 2000
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                                --                  650,000,000.00
  Adjusted Notional/Certificate Balance                                       --                  372,944,625.14
  Percent of ANIV                                                           0.00%                          70.09%
  Certificate Factor                                                                                   1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                              0.00                  650,000,000.00
  Adjusted Notional/Certificate Balance                                     0.00                  304,868,251.95
  Percent of ANIV                                                           0.00%                          65.91%
  Certificate Factor                                                          --                       1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date


                                                                      CLASS A3                     CLASS B
                                                              ------------------------   ----------------------------
                                                              PERCENT       BALANCE      PERCENT         BALANCE
                                                              --------   -------------   --------   -----------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance                         6.03%     72,750,000.00    6.12%         73,850,000.00
  Percent of ANIV                                                                 5.91%                          6.00%
  Certificate Factor                                                         1.0000000                      1.0000000
  Notional/Certificate Rate                                                     6.4500%                        6.7500%
  Target Maturity Date                                                       March 26,                  September 26,
                                                                                  2001                           2001
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                           72,750,000.00                  73,850,000.00
  Adjusted Notional/Certificate Balance                                  72,750,000.00                  73,850,000.00
  Percent of ANIV                                                                13.67%                         13.88%
  Certificate Factor                                                         1.0000000                      1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                           72,750,000.00                  73,850,000.00
  Adjusted Notional/Certificate Balance                                  72,750,000.00                  73,850,000.00
  Percent of ANIV                                                                15.73%                         15.97%
  Certificate Factor                                                         1.0000000                      1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date

                                                               TRANSFEROR
                                                                INTEREST
                                                              -------------
                                                                 BALANCE
                                                              -------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance                        24,631,519.20
  Percent of ANIV                                                      2.00%
  Certificate Factor
  Notional/Certificate Rate
  Target Maturity Date
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                12,512,013.20
  Adjusted Notional/Certificate Balance                       12,512,013.20
  Percent of ANIV                                                      2.35%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                11,104,761.45
  Adjusted Notional/Certificate Balance                       11,104,761.45
  Percent of ANIV                                                      2.40%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date


-----------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                VEHICLES
 Principal Collections                                                 5,537,256.35
 Prepayments in Full                                1595              24,875,979.78
                                                    ----
 Reallocation Payment                                25                  408,549.33
                                                     --
 Interest Collections                                                  3,437,877.83
 Net Liquidation Proceeds and Recoveries                               1,315,924.10
 Net Liquidation Proceeds - Vehicle Sales                             32,346,580.78
 Non-Recoverable Advances                                               (228,220.33)
                                                                      --------------
 Total Available                                                      67,693,947.84
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                      Amount                   Annual Amount
                                              -------------------     ------------------------
  Total Capped Expenses Paid                        32,441.31                      162,206.55
  Total Uncapped Expenses Paid                              -                               -
  Capped and Uncapped Expenses Due                          -                               -

 SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                     -
  Servicer's Fee Due Current Period                443,380.53
  Servicer's Fee Paid                              443,380.53
  Servicer's Fee Balance Due                                -
 SUPPLEMENTAL SERVICER'S FEES                       67,962.45
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                 VEHICLES                        AMOUNT
-----------------                                 --------                        ------
 Beginning Unreinvested Principal Collections                                           -
 Principal Collections & Liquidated Contracts                                           -
 Allocation to Subsequent Contracts                   0                                 -
                                                     -
                                                                                  ------

 Ending Unreinvested Principal Collections                                              -
---------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Holly Pearson
------------------------------------------------------
Holly Pearson, Treasury Manager